Note 9 - Income Taxes	12 Months Ended
Dec. 31, 2013
Notes
Note 9 - Income Taxes

NOTE 8 – INCOME TAXES

The Company follows ASC 740, under which deferred income taxes reflect the net effect of (a) temporary difference between carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax reporting purposes, and (b) net operating loss carry-forwards. No net provision for refundable Federal income tax has been made in the accompanying statement of loss because no recoverable taxes were paid previously. Similarly, no deferred tax asset attributable to the net operating loss carry-forward has been recognized, as it is not deemed likely to be realized.

The cumulative tax effect at the expected rate of 34 percent of significant items comprising our net deferred tax amount is as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Income tax benefit attributable to:
Net operating loss	$ (65,530)	$ (127,814)
Common stock issued for services	-	-
Change in valuation allowance	65,530	127,814
Net refundable amount	$ -	$ -

The cumulative tax effect at the expected rate of 34 percent of significant items comprising our net deferred tax amount is as follows:

	December 31, 2013	December 31, 2012
Deferred tax asset attributable to:
Net operating loss carry forwards	$ (1,699,118)	$ (1,633,588)
Common stock issued for services	184,072	184,072
Valuation allowance	1,515,045	1,449,516
Net deferred tax asset	$ -	$ -

The Company’s zero percent effective tax rate for each year, as compared to the 34 percent statutory rate, results from non-deductible stock based compensation and the change in valuation allowance.

At December 31, 2013, the Company had an unused net operating loss carry-forward of approximately $(1,699,118) that is available to offset future taxable income; the loss carry-forward will begin to expire in 2027.